                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  13
Independent Accountants' Report..................  17
Dividend Reinvestment Plan.......................  18

VQC ANR 10/96

                             LETTER TO SHAREHOLDERS

October 2, 1996

Dear Shareholder,
    As you may be aware, an agreement
was reached in late June for VK/AC
Holding Inc., the parent company of Van
Kampen American Capital, Inc., to be
acquired by Morgan Stanley Group Inc.                    [PHOTO]
While this announcement may appear
commonplace in an ever-changing
financial industry, we believe it
represents an exciting opportunity for    DENNIS J. MCDONNELL AND DON G. POWELL
shareholders of our investment
products.
    With Morgan Stanley's global leadership
in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
    The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mutual fund account is maintained and serviced.
    A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to close in October.

ECONOMIC REVIEW AND OUTLOOK
    The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in retail sales in the first eight months of this year (a 4.3 percent rise during the reporting period).
    In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.
    Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent

                                                           Continued on page two
per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in the past three months, from June through August.
    We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1996

AAA. . . . . . . . .   47.6%
AA . . . . . . . . .    2.4%
A. . . . . . . . . .   27.2%
BBB. . . . . . . . .    6.8%
BB . . . . . . . . .    1.3%
Non-Rated. . . . . .   14.7%


[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of February 29, 1996

AAA. . . . . . . . .   48.9%
AA . . . . . . . . .    2.4%
A. . . . . . . . . .   27.1%
BBB. . . . . . . . .    7.9%
BB . . . . . . . . .    1.4%
Non-Rated. . . . . .   12.3%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY
    For the 12-month period ended August 31, 1996, the Trust generated a total return at market price of 14.89 percent(1), including reinvestment of income dividends totaling $1.05 per share. The Trust offered a tax-exempt distribution rate of 6.51 percent(3), based on the closing common stock price of $16.125 per share on August 31, 1996. Because income distributions from the Trust are exempt from federal and state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 11.42 percent(4) (for California residents in the 43 percent combined federal and state income tax bracket).

MUNICIPAL MARKET REVIEW AND OUTLOOK
    We witnessed significant movement in municipal bond yields during the first six months of 1996. Early in the period, the Fed lowered rates in order to energize the economy and bond prices increased. By late February, however, the markets became concerned that the Fed would reverse its strategy and raise rates. As a result, yields, as measured by the Bond Buyer 40 Municipal Bond Index, rose from 5.6 percent to 6.0 percent during the first six months of 1996.
    We believe market conditions for municipal bonds are poised for improvement in the second half of 1996. Three major factors contribute to our optimism:

- Near-term concerns about the implementation of major tax reform have faded. In early 1996, the municipal market was wary of the growing political sentiment for tax

                                                         Continued on page three
    reform, which could have eroded the value of the market's tax-exempt status. However, the momentum slowed substantially and now appears to be on the back burner until after the 1996 presidential election. This has added stability to the municipal market.

- For high-income households, tax-exempt bonds provide an attractive after-tax alternative. Municipal bond yields have elevated to a point where taxable equivalent yields range between 8.5 and 10 percent for investors in the 31 percent tax bracket or higher.

- Recent volatility in the equity markets, coupled with higher interest rates, are leading individual investors, as well as institutions, to reexamine their allocation of assets. In general, this translates into an increased emphasis on fixed-income investments, which should lend support to the municipal market.
    Looking ahead, inflation fears and concerns about economic growth may continue to influence the municipal bond market and trust performance results. Nevertheless, we are optimistic that tax-exempt securities will produce attractive results for investors during the remainder of 1996.
    We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............   14.89%
One-year total return based on NAV(2).....................    7.60%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.51%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   11.42%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.28
Closing common stock price................................  $16.125
One-year high common stock price (08/29/96)...............  $16.250
One-year low common stock price (06/24/96)................  $14.875
Preferred share rate(5)...................................   3.425%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          CALIFORNIA  94.0%
$ 1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc Ser
          A Rfdg............................................   7.500%   05/01/23 $  1,748,814
  1,160   California Edl Fac Auth Rev Harvey Mudd College...   6.100    12/01/13    1,156,798
  2,000   California Edl Fac Auth Rev Univ of La Verne......   6.375    04/01/13    1,997,820
  1,800   California Hlth Fac Fin Auth Rev Kaiser Permanente
          Ser A.............................................   7.000    12/01/10    1,960,668
  3,000   California Hlth Fac Fin Auth Rev Kaiser Permanente
          Ser A (FSA Insd)..................................   5.550    08/15/25    2,813,580
  2,195   California Hsg Fin Agy Rev Home Mtg Ser E (FHA
          Gtd)..............................................   8.350    08/01/19    2,289,648
  1,125   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)..............................................   6.750    08/01/11    1,171,485
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd).............................................   7.000    08/01/26    2,208,001
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II..........................................   6.850    08/01/15    3,095,790
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II..........................................   6.875    08/01/24    8,438,403
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd).............................................   6.000    07/01/27    9,929,500
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co Ser B (AMBAC Insd)..........   6.400    12/01/24    4,122,160
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded
          07/01/04).........................................   6.750    07/01/17    8,673,444
  1,000   California St (AMBAC Insd)........................   6.200    02/01/16    1,004,660
  3,655   California St Cpn Muni Rcpts......................       *    03/01/08    1,919,094
  3,655   California St Cpn Muni Rcpts......................       *    09/01/09    1,742,265
  9,600   California St Prin Muni Rcpts.....................       *    09/01/09    4,576,128
  1,000   California Statewide Cmntys Dev Huntington Mem
          Hosp (Connie Lee Insd)............................   5.800    07/01/26      974,320
  1,125   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Saint Joseph Hlth (AMBAC Insd)..............   6.100    07/01/07    1,202,006
  9,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent........................   6.750    12/01/21    9,447,750
  6,500   Capistrano, CA Unified Sch Dist Cmnty Fac Dist Spl
          Tax No 87-1 (Prerefunded 10/01/00)................   8.375    10/01/20    7,505,550
  1,600   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1..............................................   7.375    09/02/22    1,665,008
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).........................   6.250    09/01/11    1,051,220
  1,870   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    08/01/97    1,802,399
  1,860   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    02/01/98    1,748,791
  1,930   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    08/01/98    1,771,451

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,940   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    02/01/99 $  1,737,037
  2,000   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    08/01/99    1,750,320
  1,895   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    02/01/00    1,615,582
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................       *    02/01/01    1,659,063
  2,660   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg........................................   8.625%   09/01/24    3,126,059
  1,176   Contra Costa Cnty, CA Multi-Family Hsg Rev
          Crescent Park Apts Proj Ser B (GNMA
          Collateralized)...................................   7.800    12/20/14    1,308,606
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A.............................................   7.100    08/01/22    1,056,540
  1,935   Delano, CA Ctfs Partn Ser A.......................   9.250    01/01/22    2,156,345
    945   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.........................................   7.875    02/01/15      965,223
 11,000   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
          A.................................................       *    01/01/27    1,404,920
  2,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr Lien
          Ser A (b)......................................... 0/7.050    01/01/10    1,226,720
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj..................................   7.000    08/01/24    1,416,000
    665   Inglewood, CA Redev Agy Tax Alloc Century Redev
          Proj Ser A........................................   6.125    07/01/23      637,928
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr &
          Wastewtr Sys Fin Proj Ser A (MBIA Insd)...........   6.700    03/01/22    3,468,804
  5,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).......   7.375    05/15/09    5,298,350
  1,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).......   7.250    05/15/19    1,060,360
  7,000   Los Angeles Cnty, CA Ctfs Partn Multi-Cap Fac Proj
          (Embedded Swap)...................................   7.990    11/01/11    7,060,270
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd)...........................   6.900    06/30/08   13,665,000
  1,865   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage...................................   7.550    11/01/08    1,956,404
  1,780   Los Angeles, CA Single Family Home Mtg Rev Pgm Ser
          A (GNMA Collateralized)...........................   6.875    06/01/25    1,830,285
    825   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................   7.400    01/01/06      831,881
    195   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................   7.500    01/01/11      195,823
    635   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................   7.550    01/01/17      637,305
  1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj........................................   6.300    06/01/11    1,014,310
  2,490   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd).................................   5.125    12/01/23    2,201,533
  1,830   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A.............................................   6.750    09/01/20    1,794,864

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Oakland, CA Unified Sch Dist Almeda...............   7.000%   11/15/11 $  1,064,940
  2,000   Oakland, CA Unified Sch Dist Energy Retrofit
          Proj..............................................   6.750    11/15/14    1,949,100
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)...   5.750    06/01/15    1,978,320
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Ser B (MBIA Insd)............................       *    08/01/26      835,320
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.........................................       *    12/01/07      681,300
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.........................................       *    12/01/17      407,260
  2,000   Port Oakland, CA Port Rev Ser A (BIGI Insd).......   7.600    11/01/16    2,078,460
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
          Ltd Ser A.........................................   6.800    01/01/19    1,039,830
  1,250   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A..................................   6.700    09/01/23    1,282,488
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
          Redev Proj........................................   7.000    07/01/16      998,270
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg..........   7.250    06/01/17    2,006,900
  5,000   Sacramento, CA City Fin Auth Rev (Prerefunded @
          11/01/01).........................................   6.800    11/01/20    5,588,200
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn Ser
          91B (Inverse Fltg) (MBIA Insd)....................   8.730    04/08/21    6,405,000
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd).................................   6.400    09/01/18    2,787,853
 11,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (Embedded Cap) (AMBAC Insd).................   6.100    09/01/19   11,034,320
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel Tax
          Rev (FSA Insd)....................................   6.750    07/01/15    2,520,195
  5,000   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................       *    07/01/08    2,503,700
  3,520   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................       *    07/01/09    1,641,939
  4,250   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................       *    07/01/12    1,621,035
  2,130   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................       *    07/01/14      700,898
    800   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone (FSA Insd).........................   6.750    07/01/15      874,152
  1,000   San Jose, CA Arpt Rev (AMBAC Insd)................   7.500    03/01/18    1,057,400
  1,000   San Jose, CA Single Family Mtg Rev Ser A Cap
          Apprec............................................       *    04/01/16      309,410
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (AMBAC Insd)...............   6.875    11/15/14    1,103,600
  1,000   Santa Clara, CA Impt Bond Act 1915 Assessment Dist
          187 Ser 1996-1....................................   7.000    09/02/11    1,000,450
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A.............................................   7.450    11/15/10    2,096,460
  1,790   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).......................   6.900    10/01/24    1,846,367

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.......................................   6.750%   07/01/12 $  5,550,650
  2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A.......   6.750    12/01/21    2,863,795
  1,000   Valley Hlth Sys CA Hosp Rev Proj Ser A Rfdg &
          Impt..............................................   6.500    05/15/25      960,150
  1,000   Waugh, CA Sch Dist Spl Tax Corona/Ely Cmnty Facs
          Dist 1 (AMBAC Insd)...............................   5.800    09/01/26      982,560
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener Ranch
          Proj (FHA Gtd)....................................   7.000    10/01/33    2,865,737
                                                                                 ------------
                                                                                  217,728,344
                                                                                 ------------
          GUAM  0.5%
  1,000   Guam Arpt Auth Rev Ser B..........................   6.700    10/01/23    1,017,260
                                                                                 ------------
          PUERTO RICO  0.7%
  1,635   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized)...............   6.850    10/15/23    1,697,130
                                                                                 ------------
          U. S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln Nts
          Ser A Rfdg........................................   7.250    10/01/18    7,175,047
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $215,182,687) (a).......................................................  227,617,781
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.4%..................................    1,007,459
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.....................................    3,069,209
                                                                                 ------------
NET ASSETS  100%................................................................ $231,694,449
                                                                                 ============

*Zero coupon bond

(a) At August 31, 1996, cost for federal income tax purposes is $215,182,687; the aggregate gross unrealized appreciation is $13,096,050 and the aggregate gross unrealized depreciation is $660,956, resulting in net unrealized appreciation of $12,435,094.

(b) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $215,182,687) (Note 1)..............   $227,617,781
Short-Term Investments (Note 1)........................................      1,007,459
Cash...................................................................        140,076
Receivables:
  Interest.............................................................      3,444,693
  Investments Sold.....................................................         55,000
Unamortized Organizational Expenses (Note 1)...........................            428
Other..................................................................          4,366
                                                                          ------------
      Total Assets.....................................................    232,269,803
                                                                          ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares....................        203,634
  Investment Advisory Fee (Note 2).....................................        138,703
  Administrative Fee (Note 2)..........................................         39,629
  Distributor and Affiliates (Note 2)..................................         16,588
Accrued Expenses.......................................................        129,661
Deferred Compensation and Retirement Plans (Note 2)....................         47,139
                                                                          ------------
      Total Liabilities................................................        575,354
                                                                          ------------
NET ASSETS.............................................................   $231,694,449
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,500
  issued with liquidation preference of $50,000 per share) (Note 5)....   $ 75,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 9,623,295 shares issued and outstanding).................         96,233
Paid in Surplus........................................................    142,409,084
Net Unrealized Appreciation on Securities..............................     12,435,094
Accumulated Net Realized Gain on Securities............................        893,867
Accumulated Undistributed Net Investment Income........................        860,171
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    156,694,449
                                                                          ------------
NET ASSETS.............................................................   $231,694,449
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($156,694,449 divided
  by 9,623,295 shares outstanding).....................................   $      16.28
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................   $14,693,797
                                                                           ------------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,626,464
Administrative Fee (Note 2).............................................       464,704
Preferred Share Maintenance (Note 5)....................................       205,601
Trustees Fees and Expenses (Note 2).....................................        32,537
Legal (Note 2)..........................................................        26,718
Amortization of Organizational Expenses (Note 1)........................         6,010
Other...................................................................       216,458
                                                                           ------------
      Total Expenses....................................................     2,578,492
                                                                           ------------
NET INVESTMENT INCOME...................................................   $12,115,305
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments........................................   $ 1,920,906
                                                                           ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    12,117,129
  End of the Period:
    Investments.........................................................    12,435,094
                                                                           ------------
Net Unrealized Appreciation on Securities During the Period.............       317,965
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $ 2,238,871
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $14,354,176
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                          August 31, 1996    August 31, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................      $ 12,115,305       $ 12,211,079
Net Realized Gain/Loss on Securities...................         1,920,906           (587,488)
Net Unrealized Appreciation on Securities During the
  Period...............................................           317,965          5,627,457
                                                             ------------       ------------
Change in Net Assets from Operations...................        14,354,176         17,251,048
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................       (10,104,222)       (10,104,283)
  Preferred Shares.....................................        (2,753,746)        (2,997,032)
                                                             ------------       ------------
                                                              (12,857,968)       (13,101,315)
                                                             ------------       ------------
Distributions from and in Excess of Net Realized Gain
  on Securities:
  Common Shares........................................               -0-            (21,171)
  Preferred Shares.....................................               -0-             (5,130)
                                                             ------------       ------------
                                                                      -0-            (26,301)
                                                             ------------       ------------
Total Distributions....................................       (12,857,968)       (13,127,616)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         1,496,208          4,123,432
NET ASSETS:
Beginning of the Period................................       230,198,241        226,074,809
                                                             ------------       ------------
End of the Period (Including undistributed net
  investment income of $860,171 and $1,602,546,
  respectively)........................................      $231,694,449       $230,198,241
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                Year Ended August 31               September 27, 1991
                                                                                     (Commencement
                                                                                     of Investment
                                         ----------------------------------          Operations) to
                                     1996         1995         1994         1993    August 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)................     $16.127      $15.699      $17.454      $15.816            $14.805
                                    -------      -------      -------      -------            -------
 Net Investment Income.........       1.259        1.269        1.286        1.305              1.038
 Net Realized and Unrealized
   Gain/Loss on Securities.....        .233         .523       (1.693)       1.658               .870
                                    -------      -------      -------      -------            -------
Total from Investment
 Operations....................       1.492        1.792        (.407)       2.963              1.908
                                    -------      -------      -------      -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders..............       1.050        1.050        1.050         .981               .698
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....        .286         .311         .235         .206               .199
 Distributions from and in
   Excess of Net Realized Gain
   on Securities:
   Paid to Common
     Shareholders..............         -0-         .002         .054         .110                -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....         -0-         .001         .009         .028                -0-
                                    -------      -------      -------      -------            -------
Total Distributions............       1.336        1.364        1.348        1.325               .897
                                    -------      -------      -------      -------            -------
Net Asset Value, End of the
 Period........................     $16.283      $16.127      $15.699      $17.454            $15.816
                                    =======      =======      =======      =======            =======
Market Price Per Share at End
 of the Period.................     $16.125      $15.000      $15.500      $16.750            $15.125
Total Investment Return at
 Market Price (b)..............      14.89%        3.95%        (.90%)      18.66%              5.69%*
Total Return at Net Asset Value
 (c)...........................       7.60%       10.02%       (3.81%)      17.89%             11.80%*
Net Assets at End of the Period
 (In millions).................     $ 231.7      $ 230.2      $ 226.1      $ 243.0            $ 227.2
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares.................       1.64%        1.66%        1.62%        1.58%              1.55%
Ratio of Expenses to Average
 Net Assets....................       1.11%        1.10%        1.10%        1.07%              1.09%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)...........................       5.95%        6.22%        6.34%        6.70%              6.09%
Portfolio Turnover.............         10%          16%           7%          26%                93%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs are being amortized on a straight line basis over the 60-month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $288 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended August 31, 1996, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of

                                August 31, 1996
--------------------------------------------------------------------------------

the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1996, the Trust recognized expenses of approximately $21,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At August 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,995,090 and $30,721,758, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises,

                                August 31, 1996
--------------------------------------------------------------------------------

the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    B. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    C. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on August 31, 1996, was 3.425% and for the year then ended rates ranged from 3.425% to 3.90%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of

Van Kampen American Capital California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Quality Municipal Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.